UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2012

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Maryland (Aviv REIT, Inc.) Delaware (Aviv Healthcare Properties Limited Partnership)	333-173824-103 (Aviv REIT, Inc.) 333-173824 (Aviv Healthcare Properties Limited Partnership)	27-3200673 (Aviv REIT, Inc.) 35-2249166 (Aviv Healthcare Properties Limited Partnership)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Aviv REIT, Inc. (the “Company”) and Aviv Healthcare Properties Limited Partnership (the “Partnership”) are re-issuing in an updated format their historical financial statements to satisfy Securities and Exchange Commission requirements as they relate to discontinued operations.

Pursuant to Accounting Standards Codification (ASC) 205-20, “Presentation of Financial Statements—Discontinued Operations”, certain assets of the Company and the Partnership are now classified as discontinued operations due to their sale during the three months ended September 30, 2012 or their classification as held for sale at September 30, 2012. As a result, the Company and the Partnership are reclassifying in this Current Report the results of operations related to those assets for prior periods. This reclassification has no effect on the Company’s or the Partnership’s reported net income, funds from operations (FFO) or net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs (EBITDA).

As a result of the changes discussed above, the Company and the Partnership are updating portions of “Item 6. Selected Financial Data,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data” of their Annual Report on Form 10-K for the year ended December 31, 2011. All other information contained in the Annual Report remains unchanged. No attempt has been made to update matters in the Annual Report except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

99.1	Form 10-K Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data

101	Sections of this Current Report on Form 8-K updating the Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets; (ii) Consolidated Statements of Operations and Comprehensive Income; (iii) Consolidated Statements of Changes in Equity; (iv) Consolidated Statements of Cash Flows; and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2012	AVIV REIT, INC.

	By:	/s/ James Lyman
Name: James Lyman
Title: Chief Financial Officer and Treasurer

Date: October 31, 2012	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By: Aviv REIT, Inc., its general partner

	By:	/s/ James Lyman
Name: James Lyman
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Form 10-K Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data

101	Sections of this Current Report on Form 8-K updating the Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets; (ii) Consolidated Statements of Operations and Comprehensive Income; (iii) Consolidated Statements of Changes in Equity; (iv) Consolidated Statements of Cash Flows; and (v) Notes to Consolidated Financial Statements.

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